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                              UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of The
                    Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 8, 1999
                                                 -----------------


                                ROUNDY'S, INC.
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)



            Wisconsin                33-57505      39-0854535
-----------------------------------------------------------------------
(State or other jurisdiction         (Commission   (IRS Employer
       of Incorporation)             File Number)   Identification No.)



       23000 Roundy Drive, Pewaukee, Wisconsin              53072
     ------------------------------------------           ----------
     (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code     (262) 953-7999
                                                     -----------------


                                   NONE
     --------------------------------------------------------------
     (Former name or former address, if changed since last report.)







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Item 5.  Other Events

On November 3, 1999, the Board of Directors of Roundy's,
Inc. ("Roundy's") of Pewaukee, Wisconsin, has approved the acquisition of the supermarket assets of Ultra Mart, Inc., an independent owner/operator of seven Pick `n Save stores in Wisconsin.

On November 5, 1999 the Board of Directors of Roundy's, Inc. has authorized the purchase of the common stock of Mega Marts, Inc. and the assets of the Tri City Pick `n Save store owned by N.D.C., Inc., an affiliate of Mega Marts, Inc. Copies of the related press releases are attached as
Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)  Financial Statements of Businesses Acquired.  Not applicable.

  (b)  Pro Forma Financial Information.  Not applicable.

  (c)  Exhibits. The following exhibits are furnished with this Current Report:

          Exhibit No.                   Document
          -----------                   -------------
                99                      Press Release


                         SIGNATURES

     Pursuant to the requirements of The Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ROUNDY'S, INC.
                                        ----------------
                                         (Registrant)



Date:   November 8, 1999        BY: ROBERT D. RANUS
        ----------------            --------------------
                                    Robert D. Ranus
                                    Vice President and Chief Financial Officer








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